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Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        The undersigned, the Chief Financial Officer of Coastal Carolina Bancshares, Inc. (the Company), certifies that, to her knowledge on the date of this certification:

  1.
  The annual report on Form 10-K of the Company for the year ended December 31, 2008, as filed with the Securities and Exchange Commission on this date (the Report) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2.
  The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: March 31, 2009	By:	/s/ HOLLY L. SCHREIBER Holly L. Schreiber Chief Financial Officer (Principal Financial Officer)

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  Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002